SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report - July 2, 1997
                          -----------------------------
                        (Date of Earliest Event Reported)




                              EQUITY ONE ABS, INC.
               --------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-24599                   52-2029487
 ----------------------         -------------------       ---------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c) Exhibits (executed copies). The following executed copies of Exhibits to the Form S-3 Registration Statement (File No. 333-24599) of the Registrant are hereby filed:

         1.1 Underwriting Agreement, dated as of June 26, 1997, among Equity One ABS, Inc., Equity One, Inc. and Salomon Brothers Inc.

         3.1 Restated Certificate of Incorporation of Equity One ABS, Inc., dated June 27, 1997.

         4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, among Equity One ABS, Inc., as Depositor, Equity One, Inc.
                  (DE), as Servicer and a Seller, Equity One, Incorporated, Equity One Mortgage Company, Equity One Mortgage, Inc. (DE), Equity One, Inc. (MN), Equity One Consumer Loan Company, Inc., Equity One of West Virginia, Inc. and Equity One Mortgage, Inc. (NY), as Sellers, and The Chase Manhattan Bank, as Trustee.

         4.2 Certificate Guaranty Insurance Policy, dated July 2, 1997 and delivered by AMBAC Indemnity Corporation.

         4.3 Certificate Guaranty Insurance Policy Endorsement, dated July 2, 1997 and delivered by AMBAC Indemnity Corporation.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                EQUITY ONE ABS, INC.



                                                By: /s/Thomas J. Fitzpatrick
                                                    -------------------------
                                                    Thomas J. Fitzpatrick,
                                                    President


Dated: July 8, 1997

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                                  Exhibit Index

Exhibit                                                                            Page
-------                                                                            ----
1.1               Underwriting Agreement, dated as of June 26, 1997, among
                  Equity One ABS, Inc., Equity One, Inc. and Salomon Brothers
                  Inc.

3.1 Restated Certificate of Incorporation of Equity One ABS, Inc., dated June 27, 1997.

4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, among Equity One ABS, Inc., as Depositor, Equity One, Inc.
                  (DE), as Servicer and a Seller, Equity One, Incorporated,
                  Equity One Mortgage Company, Equity One Mortgage, Inc.
                  (DE), Equity One, Inc. (MN), Equity One Consumer Loan
                  Company, Inc., Equity One of West Virginia, Inc. and Equity
                  One Mortgage, Inc. (NY), as Sellers, and The Chase Manhattan
                  Bank, as Trustee.

4.2 Certificate Guaranty Insurance Policy, dated July 2, 1997 and delivered by AMBAC Indemnity Corporation.

4.3               Certificate Guaranty Insurance Policy Endorsement, dated July
                  2, 1997 and delivered by AMBAC Indemnity Corporation.



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